UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2021
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue,	42nd Floor,	New York,	NY	10167
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Term Loan Credit Agreement

On November 12, 2021 (the “TL Closing Date”), Ares Commercial Real Estate Corporation (the “Company”), as borrower, and ACRC Holdings LLC, ACRC Mezz Holdings LLC and ACRC Warehouse Holdings LLC, wholly-owned subsidiaries of the Company, as guarantors (collectively, the “Guarantors”), entered into an Amended & Restated Credit and Guaranty Agreement (the “A&R Term Loan Agreement”) with the lenders referred to therein (the “Lenders”) and Cortland Capital Market Services LLC, as the administrative agent and collateral agent for the Lenders (the “Collateral Agent”), which amends and restates the Credit and Guaranty Agreement entered into on December 9, 2015 (as amended prior to the date hereof, the “Existing Term Loan Agreement”).

Except as described in this Current Report on Form 8-K, the terms and conditions of the A&R Term Loan Agreement remain substantially consistent with the Existing Term Loan Agreement. The A&R Term Loan Agreement includes a total drawn term loan commitment of $150,000,000. The term loan was funded net of an original issue discount amount equal to 0.50% of the drawn term loan commitment. The A&R Term Loan Agreement also amends the financial covenants with respect to the Company such that the minimum asset coverage ratio is 115%, the minimum unencumbered asset ratio is 125%, the maximum total net leverage ratio is 4.50:1.00, and a minimum interest coverage ratio of 1.10:1.00 was added.

The A&R Term Loan Agreement has a term of five (5) years from the TL Closing Date. Pursuant to the A&R Term Loan Agreement, interest accrues at the following fixed rates: (i) commencing on the TL Closing Date until the 42-month anniversary of the TL Closing Date, the fixed rate is 4.500% per annum; (ii) after the 42-month anniversary of the TL Closing Date through the 48-month anniversary date, the interest rate increases 12.5 basis points every three months; and (iii) after the 48-month anniversary date of the TL Closing Date through the 60-month anniversary date, the interest rate increases 25.0 basis points every three months.

The A&R Term Loan Agreement is subject to a prepayment premium for the first 36 months following the TL Closing Date (through November 12, 2024), which is equal to the greater of (i) 1.00% of the outstanding principal amount of the term loan; and (ii) the present value of the amount that the lender would earn if that portion of the term loan being repaid were invested in U.S. treasury obligations.

The obligations of the Company under the A&R Term Loan Agreement continue to be guaranteed by the Guarantors, including pursuant to a Reaffirmation Agreement with the Collateral Agent pursuant to which the Company and the Guarantors reaffirmed the security interests and guarantees, in each case, granted in favor of the Collateral Agent.

The foregoing descriptions of the A&R Term Loan Agreement and the Reaffirmation Agreement are only summaries of certain material provisions of the agreements relating to the term loan and are qualified in their entirety by reference to copies of such agreements, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and by this reference incorporated herein.

CNB Facility

On November 12, 2021 (the “CNB Facility Closing Date”), ACRC Lender LLC (“ACRC Lender”), a subsidiary of the Company, entered into an amendment to its secured revolving credit facility (the “CNB Facility”) with City National Bank. The purpose of the amendment to the CNB Facility was to, among other things: (1) increase the commitment amount from $50.0 million to $75.0 million and (2) amend the financial covenants with respect to the Company, as guarantor, to delete the financial covenant regarding recourse debt to tangible net worth and to set the maximum debt to tangible net worth ratio to 4.50 to 1.00. In connection with the increased commitment, the $25.0 million accordion feature was also removed. Under the CNB Facility, ACRC Lender may request advances as SOFR loans or base rate loans. The interest rate on advances after the CNB Facility Closing Date will accrue at a per annum rate equal to (a) with respect to SOFR loans, Daily Simple SOFR (with a 0.35% floor) plus 2.65% and (b) with respect to base rate loans, the greater of (i) a base rate (which is the highest of a prime rate, the federal funds rate plus 0.50%, or Daily Simple SOFR plus 1.00%) plus 1.00% and (ii) 2.65%.

The foregoing description of the CNB Facility is only a summary of certain material provisions of the amendment to the CNB Facility and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.3, and by this reference incorporated herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 15, 2021, the Company issued a press release announcing the entry into the A&R Term Loan Agreement and the amendment to the CNB Facility. A copy of the press release is furnished herewith as Exhibit 99.1 and by this reference incorporated herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
10.1
Amended and Restated Credit and Guaranty Agreement, dated as of November 12, 2021, by and among, Wilmington Trust, National Association, as grantor trust trustee, as lender, Cortland Capital Market Services LLC, as the administrative agent and the collateral agent for the lenders, and Ares Commercial Real Estate Corporation, as borrower, and ACRC Holdings LLC, ACRC Mezz Holdings LLC and ACRC Warehouse Holdings LLC, as guarantors.

10.2
Reaffirmation Agreement, dated as of November 12, 2021, by and among, Cortland Capital Market Services LLC, as the collateral agent for the lenders, and Ares Commercial Real Estate Corporation, as borrower, ACRC Holdings LLC, ACRC Mezz Holdings LLC and ACRC Warehouse Holdings LLC, as guarantors.

10.3
Amendment Number Eight to Credit Agreement and Amendment to General Continuing Guaranty, dated as of November 12, 2021, by and among ACRC Lender LLC, as borrower, City National Bank, a national banking association, as arranger and administrative agent, the lenders party thereto, and Ares Commercial Real Estate Corporation, as guarantor.

99.1	Press Release, dated November 15, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	November 15, 2021	By:	/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	General Counsel, Vice President and Secretary

4